STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Expenses
Audit and legal	$ 17,213	$ 16,733	$ 16,464
Directors' remuneration [note 5]	36,000	36,000	36,000
Office and miscellaneous	742	4,713	4,472
Operating Expenses, Total	53,955	57,446	56,936
Other income (loss)
Foreign exchange gain (loss)	18,781	(27,812)	32,051
Interest income	1,199	0	0
Accretion income [note 3]	68,869	79,655	42,042
Loss on notes receivable [note 3]	0	0	(249,110)
Other income (loss), Total	88,849	51,843	(175,017)
Net income (loss) and comprehensive income (loss) for the year	$ 34,894	$ (5,603)	$ (231,953)
Basic and diluted net income (loss) per common share	$ 0.00	$ 0.00	$ (0.02)
Weighted average number of common shares outstanding
- basic and diluted	10,950,000	10,950,000	10,950,000